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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        ---------------------------------


Date of Report  SEPTEMBER 28, 2001

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


             First Union Real Estate Equity and Mortgage Investments
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             (Exact name of Registrant as Specified in Its Charter)

                Ohio                                             1-6249                      34-6513657
--------------------------------------               ---------------------------    -----------------------------
(State  or  Other   Jurisdiction   of                (Commission File Number)               (I.R.S. Employer
Incorporation)                                                                               Identification No.)


   125 Park Avenue, 14th Floor
         New York, NY                                                                         10017
-----------------------------------------------------------                        -------------------------------
(Address of Principal Executive Offices)                                                    (Zip Code)




Registrant's Telephone Number, Including Area Code:                                   (212) 949-1373

                                                                                   ------------------------------



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Former Name or Former Address, if Changed Since Last Report.
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Total number of pages in report: 3









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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
              ---------------------------------------------

              a. On September 21, 2001, the Audit Committee of the Registrant's Board of Trustees proposed, and its Board of Trustees approved, the dismissal of the accounting firm of Arthur Andersen LLP as its independent accountants and the appointment of the accounting firm of KPMG LLP as its independent accountants for the Registrant.

              b. The reports of Arthur Andersen LLP for the fiscal years ended December 31, 1999 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen LLP stated in its report with respect to the fiscal year ended December 31, 1999 that it did not audit the financial statements of Imperial Parking Limited for the year ended December 31, 1999, which statements reflect total assets and total revenues of approximately 12 percent and approximately 39 percent of the related consolidated totals. In its report, Arthur Andersen LLP stated that the financial statements of Imperial Parking Limited for the year ended December 31, 1999 were audited by other auditors whose report was furnished to Arthur Andersen LLP and the report of Arthur Andersen LLP, insofar as it related to the amounts included for Imperial Parking Limited, was based solely on the report of the other auditors.

              c. In connection with the audits of the Registrant's financial statements for the fiscal years ended December 31, 2000 and December 31, 1999, and in the subsequent interim period preceding the dismissal, there were no disagreements with Arthur Andersen LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

              d. In connection with the audits of the Registrant's financial statements for the fiscal years ended December 31, 2000 and 1999, and through the subsequent interim period preceding the dismissal, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

              e. The Registrant has provided Arthur Andersen LLP with a copy of the disclosures which the Registrant is making in this item 4 and has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated September 24, 2001 is filed as Exhibit
                  16.1 to this Form 8-K.

              f. The Registrant has not consulted with KPMG LLP during the previous two fiscal years and the interim periods to date on any matters which were the subject of any disagreement or with respect to any "reportable event" as is defined in Item 304 of Regulation S-K or the type of audit opinion which might be rendered on the Registrant's financial statements.
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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT (CONTINUED)
              ---------------------------------------------------------

              g. KPMG LLP (Canada) is the independent auditor for Ventek International, Inc., an affiliate of the Registrant, and for Imperial Parking Corporation, formerly an affiliate of the Registrant.

ITEM 7.       EXHIBITS
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              16.1  Letter of Arthur Andersen LLP dated September 24, 2001.




                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               First Union Real Estate Equity
                                                  and Mortgage Investments
                                        -----------------------------------
                                                        (Registrant)


Date:    September 28, 2001               By:/S/ Neil H. Koenig
         ------------------                      -----------------------
                                                 Neil H. Koenig
                                                 Interim Chief Financial Officer